[graphic of United States and currency montage]

===============================================================================
                                       Semiannual Report January 31, 2002

Oppenheimer

Rochester National Municipals
A High-Yield, National Municipal Bond Fund

                                    [logo] OppenheimerFunds(R)
                                           The Right Way to Invest

REPORT HIGHLIGHTS

     CONTENTS
4    Letter to
     Shareholders

6    An Interview
     with Your Fund's
     Managers

18   Financial
     Statements

As of January 31, 2002, Oppenheimer Rochester National Municipals' Class A shares provided a distribution yield of 6.67% at Net Asset Value (without sales charges).(1)

Oppenheimer Rochester National Municipals announced three dividend increases for Class A shares since the Fund became available on October 1, 2001--an increase of $0.0052 per share starting with the November 2001 distribution, an increase of $0.0045 per share starting with the December 2001 distribution, and an additional $0.0050 per share starting with the January 2002 distribution. These three increases raised the monthly Class A distribution by over 31% in just four months.

The Fund's standardized yield of 6.96% is the equivalent of 10.71% in taxable yield for a taxpayer at the 35.0% federal tax rate.(2)

[logo] LIPPER LEADER CONSISTENT RETURNS
       Oppenheimer Rochester National Municipals, Class A, has been recognized by Lipper Analytical Services, Inc. as a Lipper Leader for Consistent Return, based on the consistency of its total returns over the 36 months ended January 31, 2002.(3)

1. As of 1/31/02, Oppenheimer Rochester National Municipals' (Class A Shares) 30-day SEC yield was 6.96%. Distribution yield at Net Asset Value (NAV) (based on last distribution) is annualized and divided by the Fund's NAV, as of the Fund's 1/10/02 distribution date. Standardized yield (based on net investment income for the 30-day period ended 1/31/02) is annualized and divided by the period-end offering price. Distribution yield at NAV does not include sales charges. Falling share prices may artificially increase yields.
2. A portion of the Fund's income may be subject to income taxes. Capital gains distributions, if any, are taxable as capital gains. For investors subject to the Alternative Minimum Tax, a portion of the Fund's distributions may increase that tax.
3. Lipper Analytical Services, Inc., 1/31/02. Lipper scores funds each month in their broad asset categories and peer groups, based on two characteristics: consistency, or the strength of a fund's performance trend, and effective return, meaning the fund's total return adjusted for its historical downside risk but without considering sales charges, over a 36-month period. Each fund receives a numerical score ranging from 1 (highest) to 5 (lowest), and all funds with a category score of 1 are designated Lipper Leaders for Consistent Return in their respective Lipper asset category. Lipper Leader designations do not imply that a fund had the best performance within its fund category, and neither that designation nor the fund's past performance is a guarantee of future results. This Lipper Leader designation is for the Fund's A share class only; other share classes may have different performance characteristics. For the Fund's average annual total returns, see page 16.

                2 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Dividend Distributions 10/1/01-1/31/02(4)
Dividend per Share (in cents)

Month            Class A       Class B       Class C
-----------------------------------------------------
October            4.7           4.0           4.0
-----------------------------------------------------
November           5.3           4.5           4.5
-----------------------------------------------------
December           5.7           5.0           5.0
-----------------------------------------------------
January            6.2           5.5           5.5



4. This assumes shares were purchased and held for the entire accrual period. Since distributions accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period. The Fund attempts to pay distributions on Class A shares at a constant level. There is no assurance that it will be able to do so. The Board of Trustees may change the targeted distribution rate at any time without prior notice to shareholders. Additionally, the amount of those distributions and the distributions paid on Class B and Class C shares may vary over time, depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the particular class of shares. Distributions paid on Class A shares will generally be higher than distributions for Class B and Class C shares, which normally have higher expenses than Class A. The Fund cannot guarantee that it will pay any distributions. The Fund's efforts to maintain a steady dividend for its Class A shares did not materially affect portfolio strategies during this reporting period.

                3 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

LETTER TO SHAREHOLDERS

[photo]
John V. Murphy
President
Oppenheimer
Rochester National
Municipals

Dear Shareholder,

2001 marked a year of unprecedented volatility, uncertainty and change. At OppenheimerFunds, we understand that these are challenging times. To look ahead, we must learn to reflect on the unimaginable year that has just passed.
     For the first time in a decade, the United States economy slipped into a recession. Sharply reduced corporate capital spending and weakened consumer confidence contributed to an economic slowdown. A key factor to remember is that the recession is a natural part of the economic cycle and is following one of the longest periods of growth in U.S. history. In many ways, we are on the road to recovery. Apart from the monetary and fiscal stimuli the government and the Federal Reserve Bank have provided, the market has refocused on the importance of company fundamentals across all industries.
     The tragedy of September 11 brought great uncertainty to our lives. Yet "America is successful because of the hard work and creativity and enterprise of our people," declared President George W. Bush. "These were the strengths of our economy before September 11, and they are our strengths today."
     While the volatility of the economy is beyond anyone's control, there are steps you can take during these challenging times to help protect your investments. Most importantly, work closely with your financial advisor. Your advisor can help maintain balance in your portfolio, while ensuring your investments have a long-term purpose and address your goals. A strategy that manages risk and the potential for rewards across many sectors of the market is one of the best ways to diversify your portfolio. You should also maintain an appropriate level of awareness about your funds.

                4 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

     Fund communications, including this report, can help you better understand the objectives, strategies and performance of your fund. To supplement these communications, we encourage you to use our website, www.oppenheimerfunds.com, for timely fund information.
     This year will be full of new challenges. At OppenheimerFunds we pledge to provide you with the seasoned expertise and management experience that should help pave the way for a brighter future. Our vision is clear and focused, we are well positioned for the future and we hold a commitment to you, our shareholders, that we shall keep your long-term interests always in mind.
     In the face of adversity, we stood strong and proud. And despite the challenges we faced, we came together as never before with a greater sense of strength and resolve.
     I thank you for your continued support and confidence. We hope that you can see the strength and spirit that has led and continues to lead us towards a bright future. And we look forward to sharing with you the strength, expertise and resolve that make OppenheimerFunds an integral part of The Right Way to Invest.

Sincerely,

/s/ John V. Murphy

John V. Murphy
February 22, 2002

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

                5 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

AN INTERVIEW WITH YOUR FUND'S MANAGERS

[sidebar]
As of January 31, 2002, the Fund's Class A shares provided a standardized yield of 6.96%.
[end sidebar]

How has Oppenheimer Rochester National Municipals performed during the past six-month period ended January 31, 2002?

Since the Fund changed its investment objective and strategy on October 1, 2001, the big news has been the Fund's three increases in monthly distributions for Class A shares. The October 2001 distribution of $0.0473 per Class A share was increased to $0.0525 in November. This monthly distribution increased to $0.0570 in December, and then to $0.0620 in January 2002. These three increases raised the monthly distribution for the Fund's Class A shares by over 31% in just four months.(1) These dividend increases are the result of specific investment strategies developed by the Rochester Investment Team since 1986.

The Fund's Class A shares provided an annualized tax-free distribution yield of 6.67% (computed without sales charges) and standardized yield of 6.96%, as of January 31, 2002.(2) The Fund's 6.96% standardized yield is the equivalent of 10.71% in taxable yield for a taxpayer at the 35.0% federal tax rate. For taxpayers subject to higher federal tax rates, the equivalent yield on a taxable investment would make your Fund investment even more attractive.

1. Dividend payments are subject to Board approval and may be changed at any time. There can be no assurance that the Fund will pay a dividend. Dividends for Class B and Class C shares are typically lower than Class A shares because the Fund's operating expenses are typically higher. See page 16 for the Fund's 1-,5-year and life-of-class average annual total returns, with and without applicable sales charges. Past performance is not a guarantee of future results.
2. As of 1/31/02, Oppenheimer Rochester National Municipals (Class A shares) provided a 30-day SEC yield of 6.96%. Distribution yield (based on last distribution) is annualized and divided by the Fund's Net Asset Value (NAV) as of last distribution date. Standardized yield (based on net investment income for the 30-day period ended 1/31/02) is annualized and divided by the period-end offering price. As of 1/31/02, Oppenheimer Rochester National Municipals (Class A shares) provided a distribution yield of 6.67% at Maximum Offering Price (that is, with sales charges deducted). Falling share prices will tend to artificially raise yields.

All performance information provided represents past performance and is not predictive of future investment performance. The investment return and principal value of an investment in the Fund will fluctuate with market conditions, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

                6 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

For the past six months, long-term municipal bonds performed extremely well relative to most other asset classes, particularly compared to the broader equity markets. The 2.32% and 2.30% six-month total returns of the Lehman Brothers 10- and 20-Year Municipal Bond Indices, respectively, countered declines of -5.83% on the Dow Jones Industrial Average, and -4.59% on the NASDAQ Composite Index.(3)

During this reporting period, after-tax municipal bond yields compared very favorably to yields generated by comparable-maturity, U.S. Treasury securities. Historically, long-term municipal bond yields have been equivalent to 80-85% of Treasury bond yields, since exemption from federal income tax makes municipal bond yields generally higher on an after-tax basis. Yet, during this reporting period, long-term investment-grade municipal bond yields were available at over 95% of Treasury bond yields.(4) This indicates that municipal bonds were a tremendous value for investors seeking tax-free income.(5)

What is the current state of the municipal bond market?

This reporting period provided a clear example of how income normally has a greater influence on successful municipal bond investing than the actions of the Federal Reserve Board (the Fed). While the popular financial press emphasized the year's aggressive reductions in short-term rates by the Fed, most long-term fixed income yields, including those of municipal bonds, actually ended the year slightly higher.

3. The Dow Jones Industrial Average is a price-weighted average of 30 large domestic stocks. The NASDAQ Composite Index is a broad-based, capitalization-weighted index of all NASDAQ National Market and small-cap stocks. The Lehman Brothers 10- and 20-Year Municipal Bond Indices are unmanaged indices consisting of municipal bonds having remaining maturities of between 8 and 12 years and between 17 and 22 years, respectively. Index performance is for illustrative purposes only, and does not predict or depict the performance of the Fund. None of the indices can be purchased directly by investors.
4. Unlike the Fund, Treasuries are guaranteed as to principal and interest.
5. A portion of the Fund's income may be subject to income taxes. Capital gains distributions, if any, are taxable as capital gains. For investors subject to the Alternative Minimum Tax, a portion of the Fund's distributions may increase that tax.

                7 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

AN INTERVIEW WITH YOUR FUND'S MANAGERS  Continued

[photo]
Portfolio Management
Team (l to r)

Anthony A. Tanner, CFA
Vice President and Portfolio
Manager, Rochester Division
Joined the Rochester
Investment Team
in June 1991

Ronald H. Fielding, CFA
Senior Vice President and
Portfolio Manager,
Rochester Division
Founded the Rochester
Investment Team
in May 1983

Daniel G. Loughran, CFA
Vice President and
Portfolio Manager,
Rochester Division
Joined the Rochester
Investment Team
in October 1994

Overall weakness in the U.S. economy has led the Fed to reduce the Federal Funds rate by a total of 4.75% in 11 separate reductions since January 2001. Five of these reductions occurred during this reporting period, accounting for over 40% of the total reduction in short-term interest rates. Beginning in August, though, long-term bond yields began to move higher--even as the Fed continued cutting the Federal Funds rate to 1.75%. This divergence between long- and short-term rates reflected the market's expectation that this aggressive monetary easing by the Fed might lead to stronger economic growth and increased inflationary pressure. It also demonstrates the futility in attempting to time municipal bond investments based on the actions of the Fed. While some sectors of the short-term municipal market did experience price increases, overall long-term municipal bond prices fell slightly by the end of January 2002, increasing their yields. As a result, the overall positive total returns municipal bonds generated during the report period were derived chiefly, if not entirely, from yield.

Issuance of new municipal bonds rose to near-record levels during the last six months. New issues of municipal bonds in 2001 totaled $286 billion, nationally--the second highest amount ever--and a 40% increase over the $200 billion issued in 2000. This occurred as municipalities took advantage of attractive borrowing costs, a condition that continued through the end of January 2002. Not all municipal issuers benefited from this, though. While highly-rated and larger issuers have attracted strong demand and lower yields, below-investment-grade and smaller issuers continue to pay yield premiums over AAA and insured bonds that are well above historical averages. This is because the slowing U.S. economy has led fixed income investors to demand higher credit yield spreads in exchange for accepting higher credit risk. In our opinion, these higher credit spreads more than compensate for the additional credit risks involved in such issues.

                8 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

The national municipal bond market is extremely diverse, with over 1.3 million issues outstanding and new issues totaling over 14,000 per year. Unlike the corporate bond market, nearly 90% of all municipal bond issues are small--under $50 million in size. This vast array produces a number of smaller, under-researched issues--many of which are unrated--that provide very attractive risk-adjusted yields. In a market as large and diverse as the municipal bond market, issues like these often go unnoticed by most investors, and tend to be underpriced.

How do you plan to manage the portfolio to take advantage of these conditions?

The large number of investors concentrating on the highest-quality bonds has created a fertile environment for our research-driven strategies. Rigorous credit research of individual issues and broad diversification will have the greatest influence on our ability to obtain good values going forward. The robust supply of bonds and above-average credit yield spreads that presently characterize the municipal bond market have produced extremely favorable conditions for our investment style. These conditions should continue providing an excellent flow of the types of issues with beneficial yield and credit characteristics for the Fund.

We will utilize our extensive internal research capabilities and bottom-up investment approach to identify the smaller issuers and under-researched situations that can add real value to the Fund. While incurring credit risk is an important element in obtaining higher yield in municipal bond investing, it is by no means the sole risk that should be evaluated in constructing a municipal bond portfolio with the potential for higher yield. We recognize the existence of such risk factors as interest-rate risk, call risk, and reinvestment risk when considering an issue for investment in the Fund. That is why we pursue a broad variety of holdings with risk-offsetting strategies that can produce higher yield. This strategy helps us to fulfill the Fund's high-yield objective far better than by incurring an undue degree of credit risk. Spreading portfolio investments over a range of risk and credit types helps us to capitalize on market opportunities, while softening the effect of cyclical declines in other areas.

                9 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

AN INTERVIEW WITH YOUR FUND'S MANAGERS  Continued

[photo]
Credit Research Team
(l to r)

Christopher D. Weiler, CFA
Assistant Vice President-
Credit Analysis,
Rochester Division
Joined the Rochester
Investment Team
in January 1999

Richard A. Stein, CFA
Vice President-
Credit Analysis,
Rochester Division
Joined the Rochester
Investment Team
in May 1993

(not pictured)
Mark DeMitry
Credit Analyst,
Rochester Division
Joined the Rochester
Investment Team
in June 2001

We are also working to increase the number of issues in the Fund. While individual investors might be better advised to own larger issues, we rely on our own, in-house research to identify smaller issues that are more appropriate for an actively managed portfolio. Part of our strategy is to make ourselves known to issuers and underwriting firms throughout the U.S. Historically, our success has been based, in part, on uncovering opportunities from widespread geographical areas, including smaller, non-metropolitan venues. This helps us to find good values in securities that our competitors may have overlooked. This discipline is one that we feel helps to make our management fees worthwhile for the Fund's shareholders.

Another of our strategies is to accumulate holdings through purchases of bonds in small quantities. We are always "scavenger hunting" for underappreciated credits. In the secondary market, these can often be found in amounts less than $100,000. Being highly flexible in our buying gives us a better opportunity to maximize yield for shareholders. Combining these smaller purchases in the portfolio enables us to accumulate holdings at more favorable prices, and to enhance liquidity.

What kinds of portfolio development should shareholders expect?

Shareholders should expect to see portfolio developments that reflect our views on how best to maximize federally tax-free income for shareholders. We anticipate building this portfolio to include a large number of issues, including select, smaller issues based on our traditional, bottom-up approach. The value that we add through portfolio management includes the expertise of six full-time investment professionals and sophisticated recordkeeping--advantages that most retail investors don't have when investing on their own.

                10 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

The biggest portfolio development to expect should be the continued broadening of the Fund's holdings. At the time we began managing the Fund, the portfolio consisted primarily of the bonds of Florida issuers. Under the requirements of the Fund's former Prospectus, more than 90% of the Fund's assets were invested in Florida municipal bonds. During the 4-month period since October 1, Florida holdings have been reduced to 22% of net assets while dramatically increasing the Fund's exposure to bonds issued in other states. At the end of this reporting period the number of states represented by the Fund's investments had swelled to 27.

The Fund currently holds only 45% of net assets in unrated or below-investment-grade issues, well below the 60-70% level that high-yield municipal funds typically hold. With credit yield spreads--the difference between higher-rated and lower-rated bond yields--well above historical averages, we may selectively increase our holdings of below-investment-grade issues. The Fund is currently small compared to the overall high-yield municipal debt market. The Fund represents $93 million out of $18.4 billion total net assets for funds in its peer group. This allows the Fund to pursue opportunities without significant market impact.

What characteristics do you look for in bonds that may be added to the Fund's portfolio?

The restructuring of the Fund has been achieved through very selective purchases in industry sectors with which we have considerable credit-research experience. For instance, higher-yielding secured airport bonds and issues in senior living facilities have become available at very attractive prices. We have a long history of performing rigorous credit research on senior living issues--research experience that has applications to evaluating a broad variety of projects in the national market. Credit spreads in this sector are well above historical averages and we expect to be active in adding to our holdings in this sector.

                11 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

AN INTERVIEW WITH YOUR FUND'S MANAGERS  Continued

An important feature of the "Rochester style" of municipal bond portfolio management is that we are "value managers," in much the same sense as that term applies to some stock portfolio managers. We often add issues that are currently unpopular in the municipal bond market, and sell issues that are currently popular, especially when we feel that they command an attractive price. This strategy is well served by our careful research and attentiveness to the current state of the municipal bond market overall.

Secured airline bonds offer a good example of this researchdriven strategy. Especially since the disasters of September 11, airline bonds have declined in price dramatically. We believe that airline bonds, when secured with mortgages on airport facilities, now represent good value--and we have been adding them to the portfolio. Unsecured airline bonds may not offer value for investors, however, especially if the airline issuer experiences financial dificulty. Our staff of highly experienced credit analysts helps us to choose among these bonds to add the greatest risk-adjusted value to the Fund's portfolio.(6)

We also make use of particular types of bond "structures" as part of our management style. For example, we seek to take advantage of the potential benefits of premium-coupon callable bonds. This strategy is based on the fact that these bonds can generate above-market yield, because their price often does not reflect any likelihood that they may continue making payments after the first date upon which they might be redeemed--or "called"--by the issuer. In selecting from among these bonds, we look for characteristics indicating that the bond issuer may continue to pay interest, rather than to call the bond. We have historically had success evaluating the premium-coupon callable bonds of investment-grade issuers that remain outstanding after they can be redeemed. When the total outstanding amount of a bond issue is small, the refinancing costs can be prohibitively expensive. This can make it more economical for an issuer to leave premium-coupon bonds (with above-market interest costs) outstanding. Premium-coupon bonds that ultimately pay interest for an extended time beyond their call date can provide attractive yield to the portfolio and diversify interest-rate risk.

6. See a complete list of the Fund's holdings, as of 1/31/02, beginning on page 18.

                12 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Exploiting this municipal market ineffciency has other benefits. Our holdings of premium-coupon callable bonds have helped to increase overall credit quality in the portfolio while adding yield. Balancing the risks associated with lower-rated issues with higher-rated, callable bonds improves overall credit quality without deterioration in yield.

Is now a good time for me to add to my investment in Oppenheimer Rochester National Municipals?

There are several reasons why we believe that 2002 holds promise for bond investments. One is that the U.S. economy is currently in recession, with subdued inflation, and we would expect bond prices to respond favorably should these conditions remain. Secondly, as of January 31, 2002, after-tax municipal bond yields were very attractive compared to inflation levels. Fed policy continues to target lower inflation as the major central bank objective, which should help lower interest rates and raise bond prices over time. Finally, credit yield spreads between the highest quality AAA issuers and other investmentgrade and unrated issuers remained well above historical averages during this reporting period. The Fund may not only realize a valuable yield benefit from investing in this "spread product," it also could stand to benefit from an overall performance gain if these spreads narrow to more typical levels. However, just as economic weakness and declining short-term rates did not produce lower long-term yields (and higher bond prices) in 2001, any subsequent increase in short-term rates is not guaranteed to translate into higher long-term yields (and lower bond prices). A resumption of economic growth may have the potential to improve the financial strength of bond issuers and reduce their credit yield spreads, which would benefit municipal bond investors.

We strongly suggest that you consult with your financial advisor to make sure that the mix of investments in your own portfolio best suits your investment strategy. If you could benefit from tax-advantaged income, or wish to diversify your portfolio and gain this Fund's yield-driven total return, we invite you to consider adding Oppenheimer Rochester National Municipals.

                13 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Yields
As of 1/31/02(1)

                         Distribution Yield              Standardized
                        At NAV            At MOP             Yield
                      (without         (with sales
                    sales charges)        charges)
---------------------------------------------------------------------
Class A                 6.67%               6.35%             6.96%
---------------------------------------------------------------------
Class B                 5.89%               5.89%             6.55%
---------------------------------------------------------------------
Class C                 5.90%               5.90%             6.52%

Cumulative Total Returns
As of 1/31/02(2)

                       At NAV                          At MOP
               (without sales charges)         (with sales charges)
               Since                            Since
             Inception        6-Month         Inception      6-Month
---------------------------------------------------------------------
Class A        52.85%           2.20%           45.60%       -2.66%
---------------------------------------------------------------------
Class B        46.27%           1.81%           46.27%       -3.16%
---------------------------------------------------------------------
Class C        36.13%           1.81%           36.13%        0.82%


1. Distribution yield at Net Asset Value (NAV) and Maximum Offering Price (MOP) (based on last distribution) are annualized and divided by the NAV and offering price, respectively, as of the Fund's 1/10/02 distribution date. Standardized yield (based on net investment income for the 30-day period ended 1/31/02) is annualized and divided by period-end offering price. Distribution yield at NAV does not include sales charges. Falling share prices may artificially increase yields.
2. This performance is not annualized. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns at MOP include the current maximum initial sales charge of 4.75%. Class B returns at MOP include the applicable contingent deferred sales charge of 5% (6-month) and 0% (life-of-class). Because Class B shares convert to Class A shares 72 months after purchase, the "Since Inception" return for Class B uses Class A performance for the period after conversion. Class C returns at MOP include the contingent deferred sales charge of 1% (1-year). An explanation of the different performance calculations is in the Fund's Prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge. Performance without sales charges includes changes in NAV per share without deducting any sales charges. Such performance would have been lower if sales charges had been taken into account. Inception dates: for Class A, 10/1/93; for Class B, 10/1/93; for Class C, 8/29/95.

                14 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Credit Allocation(3)

[pie chart]

o AAA         24.9%
o AA           4.6%
o A            7.6%
o BBB         22.9%
o BB          35.6%
o B            3.8%
o CCC          0.6%

[key]
o descending shades of purple
[end pie chart]

Sector Allocations
By Municipal Sector on 1/31/02, as a percentage of investments(4)

Hospital/Healthcare                                               17.4%
-----------------------------------------------------------------------
Marine/Aviation Facilities                                        12.3%
-----------------------------------------------------------------------
Adult Living Facilities                                           11.0%
-----------------------------------------------------------------------
Special Assessment                                                10.5%
-----------------------------------------------------------------------
Electric Utilities                                                 9.2%
-----------------------------------------------------------------------
Gas Utilities                                                      8.9%
-----------------------------------------------------------------------
Multifamily Housing                                                8.5%
-----------------------------------------------------------------------
Nonprofit Organization                                             5.5%
-----------------------------------------------------------------------
Manufacturing, Durable Goods                                       3.9%
-----------------------------------------------------------------------
Higher Education                                                   3.9%
-----------------------------------------------------------------------
Single Family Housing                                              3.8%
-----------------------------------------------------------------------
Resource Recovery                                                  2.2%
-----------------------------------------------------------------------
Pollution Control                                                  1.3%
-----------------------------------------------------------------------
Highways/Railways                                                  1.2%
-----------------------------------------------------------------------
Other                                                              0.4%
-----------------------------------------------------------------------
   Total                                                         100.0%

3. Portfolio data are as of 1/31/02, are dollar-weighted based on invested assets and are subject to change. The Fund may invest up to 100% of its assets in below-investment-grade securities, which carry greater risk that an issuer may default on repayment of principal or interest. Securities rated by any rating organization are included in the equivalent Standard and Poor's rating category. Credit allocation includes securities rated by a national rating organization as well as unrated securities (39.9% of total investments as of 1/31/02) to which the Manager in its judgment has assigned ratings as securities comparable to those rated by a rating agency in the same category. See page 23 for further explanation.
4. Sector weightings are as of 1/31/02, and are subject to change.

                15 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Total Returns (for the periods ended 12/31/01(5))

                          Cumulative               Average Annual
                     NAV           MOP            NAV           MOP
                  (without     (with sales     (without     (with sales
               sales charges)    charges)    sales charges)   charges)
------------------------------------------------------------------------
A Shares
------------------------------------------------------------------------
1-Year                5.23%        0.23%           5.23%        0.23%
------------------------------------------------------------------------
5-Year               27.99%       21.91%           5.06%        4.04%
------------------------------------------------------------------------
Life (10/1/93)       50.92%       43.76%           5.12%        4.50%

B Shares
------------------------------------------------------------------------
1-Year                4.43%       -0.56%           4.43%       -0.56%
------------------------------------------------------------------------
5-Year               23.21%       21.24%           4.26%        3.93%
------------------------------------------------------------------------
Life (10/1/93)       44.42%       44.42%           4.56%        4.56%

C Shares
------------------------------------------------------------------------
1-Year                4.44%        3.45%           4.44%        3.45%
------------------------------------------------------------------------
5-Year               23.12%       23.12%           4.25%        4.25%
------------------------------------------------------------------------
Life (8/29/95)       34.50%       34.50%           4.79%        4.79%


5. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns at MOP include the current maximum initial sales charge of 4.75%. Class B returns at MOP include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the life-of-class return for Class B uses Class A performance for the period after conversion. Class C returns at MOP for the 1-year period include the contingent deferred sales charge of 1% (1-year). An explanation of the different performance calculations is in the Fund's Prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.

Prior to October 1, 2001, this Fund was a nondiversified municipal bond fund that focused primarilyo n tax-exempt, investment-grade obligations of the State of Florida and its subdivisions and municipalities. Therefore, performance prior to October 1, 2001, is not indicative of performance for anysu bsequent period.

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's performance may, from time to time, be subject to substantial short-term changes, particularly during periods of market or interestrate volatility. For updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website, www.oppenheimerfunds.com.

                16 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

Financials

                17 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS  January 31,2002 / Unaudited

 Principal                                                                                    Market Value
  Amount                                                            Coupon        Maturity      See Note 1
===========================================================================================================
Municipal Bonds and Notes-100.9%
-----------------------------------------------------------------------------------------------------------
Alabama--3.5%
$    25,000      Courtland, AL IDB (Champion International Corp.)    7.200%     12/01/2013      $   25,916
-----------------------------------------------------------------------------------------------------------
  3,200,000      Huntsville, AL Special Care Facilities FA
                 (Carlton Cove, Inc.)                                8.125      11/15/2031       3,197,600
                                                                                                -----------
                                                                                                 3,223,516
-----------------------------------------------------------------------------------------------------------
Arizona--0.9%
    825,000      Valley HDC of Phoenix, AZ
                 (Roosevelt Plaza/Section 8 Hsg.)                    8.000      10/01/2020         827,714
-----------------------------------------------------------------------------------------------------------
Arkansas--0.0%
      5,000      Pope County, AR Pollution Control
                 (Arkansas Power & Light Company)                    6.300      11/01/2020           5,029
-----------------------------------------------------------------------------------------------------------
California--2.8%
     20,000      Escondido, CA COP
                 (Redwood Terrace Lutheran Home)                     7.000      11/01/2007          20,553
-----------------------------------------------------------------------------------------------------------
  2,500,000      Los Angeles, CA Regional Airports
                 Improvement Corp.(Continental Airlines)             9.250      08/01/2024       2,563,325
-----------------------------------------------------------------------------------------------------------
     15,000      Sacramento, CA COP (Public Facilities)              6.500      07/01/2007          15,357
                                                                                                -----------
                                                                                                 2,599,235
-----------------------------------------------------------------------------------------------------------
Florida--22.4%
    830,000      Brevard County, FL Hsg. Finance Authority
                 (Single Family Mtg.)                                6.700      09/01/2027         866,835
-----------------------------------------------------------------------------------------------------------
  1,000,000      Brevard County, FL Hsg. Finance Authority
                 Multifamily Hsg.(Windover Oaks)                     6.900      02/01/2027       1,075,950
-----------------------------------------------------------------------------------------------------------

    980,000      Broward County, FL Hsg. Finance Authority
                 Multifamily Hsg.(Pembroke Park Apartments)          5.700      10/01/2033         950,590
-----------------------------------------------------------------------------------------------------------
     40,000      Broward County, FL Water & Sewer Utilities          6.000      10/01/2020          40,294
-----------------------------------------------------------------------------------------------------------
    800,000      Clay County, FL Hsg. Finance Authority
                 (Single Family Mtg.)                                6.550      03/01/2028         839,152
-----------------------------------------------------------------------------------------------------------
  1,000,000      Collier County, FL Health Facilities Authority
                 (The Moorings, Inc.)                                7.000      12/01/2019       1,043,560
-----------------------------------------------------------------------------------------------------------
     10,000      Dade County, FL IDAU
                 (Florida Power & Light Company)                     7.150      02/01/2023          10,134
-----------------------------------------------------------------------------------------------------------
  1,900,000      Dade County, FL IDAU
                 (Miami Cerebral Palsy Services)                     8.000      06/01/2022       1,949,742
-----------------------------------------------------------------------------------------------------------
  1,000,000      Fishhawk, FL Community Development
                 District Special Assessment                         7.625      05/01/2018       1,073,050
-----------------------------------------------------------------------------------------------------------
  1,000,000      FL HFA(Maitland Club Apartments)                    6.750      08/01/2014       1,049,430
-----------------------------------------------------------------------------------------------------------
     20,000      FL HFA(Multifamily Hsg.), SeriesQ                   7.650      06/20/2031          20,415
-----------------------------------------------------------------------------------------------------------
    950,000      Flager County, FL Special Assessment (ITTCorp.)     7.200      07/01/2014         978,880
-----------------------------------------------------------------------------------------------------------
    916,000      Grand Haven, FL Community Development District
                 Special Assessment, Series A                        6.300      05/01/2002         916,614
-----------------------------------------------------------------------------------------------------------
    715,000      Grand Haven, FL Community Development District
                 Special Assessment, Series B                        6.900      05/01/2019         727,098
-----------------------------------------------------------------------------------------------------------
    500,000      Heritage Harbor, FL Community Development
                 District Special Assessment, Series B               6.000      05/01/2003         500,330
-----------------------------------------------------------------------------------------------------------
    900,000      Hillsborough County,
                 FL Aviation Authority (US Airways)                  8.600      01/15/2022         513,018
-----------------------------------------------------------------------------------------------------------
  2,000,000      Martin County, FL IDAU (Indiantown Cogeneration)    7.875      12/15/2025       2,049,960

                18 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

 Principal                                                                                          Market Value
  Amount                                                           Coupon       Maturity              See Note 1
-----------------------------------------------------------------------------------------------------------------
Florida Continued
$1,000,000        Miami Beach, FL Health Facilities Authority
                  (Mt. Sinai Medical Center)                        6.700%    11/15/2019             $   932,160
-----------------------------------------------------------------------------------------------------------------
   500,000        Miami Beach, FL Health Facilities Authority
                  (Mt. Sinai Medical Center)                        6.800     11/15/2031                 453,540
-----------------------------------------------------------------------------------------------------------------
   500,000        Miami Beach, FL Redevelopment Agency
                  (City Center/Historic Convention Village)         6.350     12/01/2022                 529,580
-----------------------------------------------------------------------------------------------------------------
 2,000,000        Miami, FL Health Facilities Authority
                  (Mercy Hospital) IRS                              8.070(2)  08/15/2015               2,057,500
-----------------------------------------------------------------------------------------------------------------
   500,000        Orlando, FL Utilities Commission
                  Water & Electric RIBS1                            9.638(2)  10/01/2017                 585,000
-----------------------------------------------------------------------------------------------------------------
   500,000        Orlando, FL Utilities Commission
                  Water & Electric RIBS1                            9.638(2)  10/01/2017                 525,000
-----------------------------------------------------------------------------------------------------------------
 1,110,000        Tampa Palms, FL Open Space & Transportation
                  Community Development District                    7.500     05/01/2018               1,167,087
                                                                                                     ------------
                                                                                                      20,854,919
-----------------------------------------------------------------------------------------------------------------
Georgia--0.0%
    25,000        Fulton County, GA Building Authority
                  (Human Resources & Government Facilities)         7.100     01/01/2015                  25,538
-----------------------------------------------------------------------------------------------------------------
Illinois--4.7%
    15,000        Chicago, IL O'Hare International Airport,
                  Series A                                          7.250     01/01/2009                  15,029
-----------------------------------------------------------------------------------------------------------------
 4,335,000        IL DFA(Citizens Utilities Company)                7.150     08/01/2020               4,347,181
-----------------------------------------------------------------------------------------------------------------
    10,000        IL Hsg. Development Authority
                  (Multifamily Hsg.), Series A                      7.100     07/01/2026                  10,270
-----------------------------------------------------------------------------------------------------------------
    20,000        IL Student Assistance Commission
                  Student Loan Revenue, Series BB                   6.750     03/01/2015                  20,422
                                                                                                     ------------
                                                                                                       4,392,902
-----------------------------------------------------------------------------------------------------------------
Kentucky--3.5%
 3,235,000        Kenton County, KY Airport (Delta Air Lines)       7.125     02/01/2021               3,060,148
-----------------------------------------------------------------------------------------------------------------
   100,000        Kenton County, KY Airport (Delta Air Lines)       7.250     02/01/2022                  97,734
-----------------------------------------------------------------------------------------------------------------
   120,000        Kenton County, KY Airport (Delta Air Lines)       7.500     02/01/2020                 117,798
                                                                                                     ------------
                                                                                                       3,275,680
-----------------------------------------------------------------------------------------------------------------
Louisiana--8.7%
 3,800,000        LA Community Development Authority
                  (Eunice Student Hsg. Foundation)                  7.375     09/01/2033               3,643,174
-----------------------------------------------------------------------------------------------------------------
 4,000,000        LA Tobacco Settlement Financing Corp.(TASC)       5.875     05/15/2039               3,908,560
-----------------------------------------------------------------------------------------------------------------
   500,000        St. Charles Parish, LA
                  (Louisiana Power & Light Company)                 7.500     06/01/2021                 510,975
                                                                                                     ------------
                                                                                                       8,062,709
-----------------------------------------------------------------------------------------------------------------
Maryland--1.0%
   245,000        Upper Potomac River Commission,
                  MD Pollution Control (Westvaco Corp.)             9.125     08/01/2015                 249,974
-----------------------------------------------------------------------------------------------------------------
   690,000        Upper Potomac River Commission,
                  MD Pollution Control (Westvaco Corp.)            10.500     10/01/2004                 707,664
                                                                                                     ------------
                                                                                                         957,638
-----------------------------------------------------------------------------------------------------------------
Massachusetts--0.5%
   455,000        MA H&E Facilities Authority (Beverly Hospital)    7.300     07/01/2013                 463,736

                19 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS  Unaudited / Continued

 Principal                                                                                         Market Value
  Amount                                                                Coupon           Maturity    See Note 1
----------------------------------------------------------------------------------------------------------------
Michigan--0.5%
$  485,000         Detroit, MI HFC
                   (Across The Park Section 8 Elderly Hsg.)              7.875%         06/01/2010    $ 491,659
----------------------------------------------------------------------------------------------------------------
     5,000         Wayne Charter County, MI Airport
                   (Detroit Metropolitan Wayne County Airport)           7.000          12/01/2020        5,070
                                                                                                      ----------
                                                                                                        496,729
----------------------------------------------------------------------------------------------------------------
Nevada--8.9%
 8,270,000         Clark County, NV Industrial Development Revenue
                   (Southwest Gas Corp.)                                 5.550          12/01/2038    8,283,397
----------------------------------------------------------------------------------------------------------------
New Hampshire--4.0%
 3,650,000         NH HE&H Facilities Authority
                   (Catholic Medical Center)                             8.250          07/01/2013    3,656,059
----------------------------------------------------------------------------------------------------------------
    50,000         NH HE&H Facilities Authority
                   (Elliot Hospital of Manchester)                       7.125          10/01/2013       50,063
----------------------------------------------------------------------------------------------------------------
    30,000         NH Hsg. Finance Authority
                   (Single Family Residential Mtg.), Series B            7.700          07/01/2029       30,033
                                                                                                      ----------
                                                                                                      3,736,155
----------------------------------------------------------------------------------------------------------------
New Jersey--3.5%
    85,000         NJ EDA(Continental Airlines)                          6.250          09/15/2029       67,587
----------------------------------------------------------------------------------------------------------------
 3,250,000         NJ EDA Retirement Community (Cedar Crest Village)     7.250          11/15/2031    3,168,295
----------------------------------------------------------------------------------------------------------------
    50,000         NJ State Turnpike Authority, Series A                 6.750          01/01/2008       50,700
                                                                                                      ----------
                                                                                                      3,286,582
----------------------------------------------------------------------------------------------------------------
New York--0.1%
    50,000         Port Authority NY/NJ (US Airways)                     9.000          12/01/2006       50,318
----------------------------------------------------------------------------------------------------------------
    40,000         Port Authority NY/NJ (US Airways)                     9.125          12/01/2015       40,294
                                                                                                      ==========
                                                                                                         90,612
----------------------------------------------------------------------------------------------------------------
Ohio--0.1%
    40,000         Allen County, OH Special Assessment GO
                   (Waterline Improvement)                               6.600          12/01/2005       41,426
----------------------------------------------------------------------------------------------------------------
Oregon--0.0%
    10,000         Josephine County, OR School District                  6.500          08/01/2009       10,250
----------------------------------------------------------------------------------------------------------------
Pennsylvania--8.7%
 3,315,000         Allegheny County, PA HDA
                   (West Penn Allegheny Health System)                   9.250          11/15/2015    3,506,773
----------------------------------------------------------------------------------------------------------------
    10,000         Allegheny County, PA HDA
                   (West Penn Allegheny Health System)                   9.250          11/15/2030       10,550
----------------------------------------------------------------------------------------------------------------
 1,000,000         Lawrence County, PA IDAU
                   (Shenango Presbyterian Center)                        7.500          11/15/2031      958,630
----------------------------------------------------------------------------------------------------------------
 5,000,000         PA EDFA(National Gypsum Company)                      6.250          11/01/2027    3,649,050
                                                                                                      ----------
                                                                                                      8,125,003
----------------------------------------------------------------------------------------------------------------
Rhode Island--2.0%
 2,000,000         RI Hsg.& Mtg. Finance Corp. RITES(1)                14.6612          10/01/2022    1,830,240
----------------------------------------------------------------------------------------------------------------
South Carolina--0.0%
     5,000         Medical University of SC COP
                   (Harborview Office Tower)                             7.250          01/01/2013        5,261
----------------------------------------------------------------------------------------------------------------
    20,000         Richland County, SC Solid Waste Disposal Facilities
                   (Union Camp Corp.)                                    7.450          04/01/2021       20,296
                                                                                                      ----------
                                                                                                         25,557

                20 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

 Principal                                                                                            Market Value
  Amount                                                                    Coupon      Maturity       See Note 1
-------------------------------------------------------------------------------------------------------------------
South Dakota--0.0%
$   20,000          SD H&E Facilities Authority
                    (St. Luke's Midland Regional Medical Center)             6.000%    07/01/2013      $    20,068
-------------------------------------------------------------------------------------------------------------------
Texas--14.3%
 5,100,000          Alliance Airport Authority, TX (American Airlines)       7.500     12/01/2029        4,381,716
-------------------------------------------------------------------------------------------------------------------
 3,000,000          Austin, TX Convention Enterprises
                    (Convention Center Hotel) RITES1                        13.165(2)  01/01/2032        3,137,430
-------------------------------------------------------------------------------------------------------------------
   225,000          Dallas-Fort Worth, TX International Airport
                    (Delta Air Lines)                                        7.125     11/01/2026          203,216
-------------------------------------------------------------------------------------------------------------------
   235,000          Dallas-Fort Worth, TX International Airport
                    (Delta Air Lines)                                        7.625     11/01/2021          225,384
-------------------------------------------------------------------------------------------------------------------
 5,240,000          El Paso, TX Health Facilities Development Corp.
                    (Bienvivir Senior Health Services)                       7.750     08/15/2031        5,191,740
-------------------------------------------------------------------------------------------------------------------
   150,000          El Paso, TX International Airport Special Facilities
                    (Marriott Corp.)                                         7.875     03/01/2022          150,540
                                                                                                       ------------
                                                                                                        13,290,026
-------------------------------------------------------------------------------------------------------------------
U.S. Possessions--1.3%
 1,000,000          Puerto Rico Highway & Transportation Authority RITES     8.720(2)  07/01/2010        1,061,250
-------------------------------------------------------------------------------------------------------------------
   130,000          Puerto Rico Infrastructure Financing Authority, Series A 7.900     07/01/2007          131,950
                                                                                                       ------------
                                                                                                         1,193,200
-------------------------------------------------------------------------------------------------------------------
Vermont--3.9%
 3,500,000          VT HFA, Series B                                         7.600     12/01/2024        3,586,625
-------------------------------------------------------------------------------------------------------------------
Washington--3.4%
 3,500,000          Grant County, WA Public Utility District RITES1         14.199(2)  01/01/2022        3,112,340
-------------------------------------------------------------------------------------------------------------------
West Virginia--0.1%
    40,000          Mason County, WV Pollution Control
                    (Appalachian Power Company)                              7.875     11/01/2013           40,980
-------------------------------------------------------------------------------------------------------------------
Wisconsin--2.1%
 2,000,000          WI State H&E Facilities Authority
                    (Newcastle Place)                                        7.000     12/01/2031        1,953,300
-------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $93,886,960)-100.9%                                                   93,811,106
-------------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets-(0.9%)                                                              (860,272)
                                                                                                       ------------
Net Assets--100.0%                                                                                      $92,950,834
                                                                                                       ============

                21 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF INVESTMENTS  Unaudited / Continued

Footnotes to Statement of Investments

To simplify the listings of securities, abbreviations are used per the table below:


COP     Certificates of Participation           HE&H   Higher Educational and Health
DFA     Development Finance Authority           HFA    Housing Finance Agency
EDA     Economic Development Authority          HFC    Housing Finance Corporation
EDFA    Economic Development Finance Authority  IDAU   Industrial Development Authority
FA      Financing Authority                     IDB    Industrial Development Board
GO      General Obligation                      IRS    Inverse Rate Security
H&E     Health and Educational                  RIBS   Residual Interest Bonds
HDA     Hospital Development Authority          RITES  Residual Interest Tax Exempt Security
HDC     Housing Development Corporation         TASC   Tobacco Settlement Asset-Backed Bonds

1. Illiquid security--See Note 6 of Notes to Financial Statements.
2. Represents the current interest rate for a variable rate bond known as an "inverse floater"--See Note 1 of Notes to Financial Statements.

As of January31, 2002, securities subject to the alternative minimum tax amount to $35,083,519 or 37.74% of the Fund's net assets.

See accompanying Notes to Financial Statements.

                22 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

=========================================================================
Industry Concentrations  January 31, 2002 / Unaudited

Distribution of investments by industry of issue, as a percentage of total investments at value, is as follows:

Industry                                    Market Value  Percent
-------------------------------------------------------------------------
Hospital/Healthcare                      $    16,342,187     17.4%
Marine/Aviation Facilities                    11,491,176     12.3
Adult Living Facilities                       10,321,385     11.0
Special Assessment                             9,842,625     10.5
Electric Utilities                             8,579,656      9.2
Gas Utilities                                  8,324,377      8.9
Multifamily Housing                            8,012,653      8.5
Nonprofit Organization                         5,107,725      5.5
Manufacturing, Durable Goods                   3,649,050      3.9
Higher Education                               3,648,435      3.9
Single Family Housing                          3,566,261      3.8
Resource Recovery                              2,049,960      2.2
Pollution Control                              1,243,964      1.3
Highways/Railways                              1,111,950      1.2
Manufacturing, Non-Durable Goods                 275,890      0.3
Sales Tax Revenue                                131,950      0.1
Municipal Leases                                  40,896      0.0
Water Utilities                                   40,294      0.0
Student Loans                                     20,422      0.0
General Obligation                                10,250      0.0
                                         --------------------------
                                         $    93,811,106    100.0%
                                         ==========================

=========================================================================
Summary of Ratings  January 31,2002 / Unaudited

Distribution of investments by rating category, as a percentage of total investments at value, is as follows:

Rating                                                    Percent
------------------------------------------------------------------
AAA                                                          24.9%
AA                                                            4.6
A                                                             7.6
BBB                                                          22.9
BB                                                           35.6
B                                                             3.8
CCC                                                           0.6
CC                                                            0.0
C                                                             0.0
                                                            ------
                                                            100.0%
                                                            ======

Bonds rated by any nationally recognized statistical rating organization (NRSRO) are included in the equivalent Standard & Poor's rating category. Bonds not rated by an NRSRO have been assigned a rating by the Manager, and are also included in the equivalent Standard & Poor's rating category. As a general matter, unrated bonds may be backed by mortgage liens or equipment liens on the underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment-grade rating by the Manager, which reflects the quality of the guarantor, institution or agency.

                23 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES  Unaudited

January 31,2002
=============================================================================================
Assets

Investments, at value (cost $93,886,960)-see accompanying statement              $93,811,106
---------------------------------------------------------------------------------------------
Cash                                                                                 349,097
---------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                           1,814,207
Shares of beneficial interest sold                                                 1,228,239
Investments sold                                                                      25,200
Other                                                                                 28,545
                                                                                 ------------
Total assets                                                                      97,256,394

=============================================================================================
Liabilities

Payables and other liabilities:
Investments purchased                                                                851,675
Note payable to bank (interest rate 2.5625% at January 31,2002)                    2,600,000
Shares of beneficial interest redeemed                                               498,598
Dividends                                                                            307,021
Trustees'compensation                                                                 14,357
Distribution and service plan fees                                                    10,651
Shareholder reports                                                                    7,195
Other                                                                                 16,063
                                                                                 ------------
Total liabilities                                                                  4,305,560

=============================================================================================
Net Assets                                                                       $92,950,834
                                                                                 ============

=============================================================================================
Composition of Net Assets

Paid-in capital                                                                  $93,898,653
---------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                                140,956
---------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investment transactions                   (1,012,921)
---------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments                            (75,854)
                                                                                 ------------
Net Assets                                                                       $92,950,834
                                                                                 ============

=============================================================================================
Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$56,412,633 and 5,048,652 shares of beneficial interest outstanding)                  $11.17
Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                                           $11.73
---------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $28,086,943
and 2,509,286 shares of beneficial interest outstanding)                              $11.19
---------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $8,451,258
and 757,187 shares of beneficial interest outstanding)                                $11.16

See accompanying Notes to Financial Statements.

                24 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENT OF OPERATIONS  Unaudited

For the Six Months Ended January 31,2002
============================================================================
Investment Income

Interest                                                       $ 2,541,891

============================================================================
Expenses
----------------------------------------------------------------------------

Management fees                                                    212,803
----------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                             32,736
Class B                                                             98,791
Class C                                                             21,204
----------------------------------------------------------------------------
Interest expense                                                    33,444
----------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                       18,921
----------------------------------------------------------------------------
Shareholder reports                                                  8,604
----------------------------------------------------------------------------
Custodian fees and expenses                                          6,520
                                                               -------------
Total expenses                                                     433,023
Less reduction to custodian expenses                                (1,555)
Less reduction to excess expenses                                  (19,506)
                                                               -------------
Net expenses                                                       411,962

============================================================================
Net Investment Income                                            2,129,929

============================================================================
Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:
Investments                                                      1,274,779
Closing of futures contracts                                         7,941
                                                               -------------
Net realized gain (loss)                                         1,282,720
----------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
   on investments                                               (1,929,439)
                                                               -------------
Net realized and unrealized gain (loss)                           (646,719)

============================================================================
Net Increase in Net Assets Resulting from Operations           $ 1,483,210
                                                               =============

See accompanying Notes to Financial Statements.

                25 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      Six Months           Year
                                                                           Ended          Ended
                                                                 January 31,2002       July 31,
                                                                     (Unaudited)           2001
================================================================================================
Operations

Net investment income (loss)                                         $ 2,129,929    $ 2,856,782
------------------------------------------------------------------------------------------------
Net realized gain (loss)                                               1,282,720     (1,368,916)
------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                  (1,929,439)     3,926,344
                                                                     ---------------------------
Net increase (decrease) in net assets resulting from operations        1,483,210      5,414,210

================================================================================================
Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A                                                               (1,275,484)    (1,891,866)
Class B                                                                 (547,260)      (800,794)
Class C                                                                 (119,981)      (111,069)

================================================================================================
Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                               17,887,406      3,114,582
Class B                                                                7,927,809      1,583,095
Class C                                                                5,079,467        849,563

================================================================================================
Net Assets

Total increase                                                        30,435,167      8,157,721
------------------------------------------------------------------------------------------------
Beginning of period                                                   62,515,667     54,357,946
                                                                     ---------------------------
End of period [including undistributed (overdistributed) net
investment income of $140,956 and $(46,248), respectively]           $92,950,834    $62,515,667
                                                                     ===========================

See accompanying Notes to Financial Statements.

                26 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FINANCIAL HIGHLIGHTS

                                              Six Months                                            Year
                                                   Ended                                           Ended
                                         January 31,2002                                        July 31,
Class A                                      (Unaudited)     2001     2000     1999     1998        1997
==========================================================================================================
Per Share Operating Data

Net asset value, beginning of period              $11.25   $10.76   $11.24   $11.62   $11.47      $11.07
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .34      .58      .58      .56      .54         .64
Net realized and unrealized gain (loss)             (.11)     .48     (.45)    (.39)     .19         .37
                                                 ---------------------------------------------------------
Total income (loss) from investment
operations                                           .23     1.06      .13      .17      .73        1.01
----------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                (.31)    (.57)    (.57)    (.55)    (.58)       (.61)
Distributions from net realized gain                  --       --     (.04)      --       --          --
                                                 ---------------------------------------------------------
Total dividends and/or distributions
to shareholders                                     (.31)    (.57)    (.61)    (.55)    (.58)       (.61)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $11.17   $11.25   $10.76   $11.24   $11.62      $11.47
                                                 =========================================================

==========================================================================================================
Total Return, at Net Asset Value(1)                 2.20%   10.03%    1.28%    1.36%    6.52%       9.39%
==========================================================================================================

Ratios/Supplemental Data

Net assets, end of period (in thousands)         $56,413  $38,827  $34,050  $35,924  $35,074     $27,446
----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $43,962  $36,900  $34,296  $36,532  $32,153     $24,333
----------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                               6.33%    5.21%    5.41%    4.78%    4.61%       5.70%
Expenses                                            0.94%    0.87%    1.13%    1.13%    1.15%(3)    1.02%(3)
Expenses, net of interest expense, and
reduction to excess and custodian expenses          0.79%    0.78%    0.96%    0.95%    0.96%       0.87%
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              135%      37%      12%      55%      35%         43%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                27 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

FINANCIAL HIGHLIGHTS  Continued

                                                     Six Months                                          Year
                                                          Ended                                         Ended
                                                January 31,2002                                      July 31,
Class B                                             (Unaudited)    2001     2000     1999     1998       1997
===============================================================================================================
Per Share Operating Data

Net asset value, beginning of period                    $11.27   $10.78   $11.26   $11.64   $11.49     $11.09
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .29      .49      .50      .47      .46        .55
Net realized and unrealized gain (loss)                   (.10)     .48     (.45)    (.39)     .18        .37
                                                        -------------------------------------------------------
Total income (loss) from investment
operations                                                 .19      .97      .05      .08      .64        .92
---------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.27)    (.48)    (.49)    (.46)    (.49)      (.52)
Distributions from net realized gain                        --       --     (.04)      --       --         --
                                                        -------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (.27)    (.48)    (.53)    (.46)    (.49)      (.52)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $11.19   $11.27   $10.78   $11.26   $11.64     $11.49
                                                        =======================================================

===============================================================================================================
Total Return, at Net Asset Value(1)                       1.81%    9.19%    0.51%    0.60%    5.71%      8.56%

===============================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)               $28,087  $20,279  $17,866  $21,524  $19,344    $15,348
---------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $21,859  $18,445  $19,249  $21,648  $17,024    $13,812
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                     5.53%    4.45%    4.64%    4.02%    3.85%      4.93%
Expenses                                                  1.69%    1.62%    1.89%    1.88%    1.91%(3)   1.79%(3)
Expenses, net of interest expense, and
reduction to excess and custodian expenses                1.54%    1.53%    1.72%    1.70%    1.72%      1.64%
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    135%      37%      12%      55%      35%        43%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                28 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

                                                 Six Months                                               Year
                                                      Ended                                              Ended
                                            January 31,2002                                           July 31,
Class C                                         (Unaudited)     2001      2000      1999       1998       1997
================================================================================================================
Per Share Operating Data

Net asset value, beginning of period                $11.24    $10.75    $11.23    $11.61     $11.46     $11.07
Income (loss) from investment operations:
Net investment income                                  .28       .50       .50       .47        .46        .53
Net realized and unrealized gain (loss)               (.09)      .48      (.45)     (.39)       .18        .38
                                                   -------------------------------------------------------------
Total income (loss) from investment
operations                                             .19       .98       .05       .08        .64        .91
----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.27)     (.49)     (.49)     (.46)      (.49)      (.52)
Distributions from net realized gain                    --        --      (.04)       --         --         --
                                                   -------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (.27)     (.49)     (.53)     (.46)      (.49)      (.52)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $11.16    $11.24    $10.75    $11.23     $11.61     $11.46
                                                   =============================================================

================================================================================================================
Total Return, at Net Asset Value(1)                   1.81%     9.22%     0.51%     0.60%      5.72%      8.41%

================================================================================================================
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $8,451    $3,410    $2,442    $3,504     $2,439       $956
----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $4,703    $2,552    $2,790    $3,260     $1,638       $380
----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                 5.71%     4.45%     4.65%     4.02%      3.82%      4.87%
Expenses                                              1.69%     1.62%     1.89%     1.88%      1.91%(3)   1.75%(3)
Expenses, net of interest expense, and
reduction to excess and custodian expenses            1.54%     1.53%     1.72%     1.70%      1.72%      1.60%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                135%       37%       12%       55%        35%        43%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                29 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Unaudited

===============================================================================
1. Significant Accounting Policies
Oppenheimer Rochester National Municipals (the Fund), which operated under the name of Oppenheimer Florida Municipal Fund through September 30, 2001, is a separate series of Oppenheimer Multi-State Municipal Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income exempt from federal income taxes for individual investors by investing in a diversified portfolio of high-yield municipal securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
-------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
-------------------------------------------------------------------------------
Securities Purchased on a When-Issued or Forward Commitment Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months or more after trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its commitments. These transactions may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. As of January 31, 2002, the Fund had no outstanding when-issued or forward commitment transactions.

                30 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

-------------------------------------------------------------------------------
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund intends to invest no more than 35% of its total assets in inverse floaters. Inverse floaters amount to $12,308,760 as of January 31, 2002. Including the effect of leverage, inverse floaters represent 30.13% of the Fund's total assets as of January 31, 2002.
-------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higherrated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of January 31, 2002, the Fund had no securities in default.
-------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
-------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
     As of January 31, 2002, the Fund had available for federal income tax purposes an estimated unused capital loss carryover of $1,016,110. This estimated capital loss carryover represents carryover as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and increased or decreased by capital losses or gains realized in the first six months of the current fiscal year.

As of July 31, 2001, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:

          Expiring
          ------------------------------------------
          2009                            $1,051,023

-------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended January 31, 2002, the Fund's projected benefit obligations were increased by $650 and payments of $2,241 were made to retired trustees, resulting in an accumulated liability of $14,141 as of January 31, 2002.

                31 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

===============================================================================
1. Significant Accounting Policies Continued
Trustees' Compensation Continued
The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
-------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
-------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
-------------------------------------------------------------------------------
Investment Income. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
-------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
-------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                32 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

===============================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                            Six Months Ended January 31,2002      Year Ended July 31,2001
                                      Shares          Amount        Shares         Amount
------------------------------------------------------------------------------------------
Class A
Sold                               2,292,385     $25,638,949     1,445,301   $16,014,893
Dividends and/or
distributions reinvested              49,800         560,786        85,518       944,797
Redeemed                            (744,323)     (8,312,329)   (1,245,067)  (13,845,108)
                                   -------------------------------------------------------
Net increase (decrease)            1,597,862     $17,887,406       285,752    $3,114,582
                                   =======================================================

------------------------------------------------------------------------------------------
Class B
Sold                                 963,665     $10,784,648       551,671    $6,115,629
Dividends and/or
distributions reinvested              15,604         176,034        28,505       315,306
Redeemed                            (269,074)     (3,032,873)     (439,091)   (4,847,840)
                                   -------------------------------------------------------
Net increase (decrease)              710,195      $7,927,809       141,085    $1,583,095
                                   =======================================================

------------------------------------------------------------------------------------------
Class C
Sold                                 480,685      $5,378,313       132,285    $1,467,416
Dividends and/or
distributions reinvested               4,901          55,038         5,126        56,555
Redeemed                             (31,727)       (353,884)      (61,296)     (674,408)
                                   -------------------------------------------------------
Net increase (decrease)              453,859      $5,079,467        76,115      $849,563
                                   =======================================================
==========================================================================================

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended January 31, 2002, were $131,887,405 and $100,388,825, respectively.

                33 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

===============================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets in excess of $1 billion. Effective January 1, 1997, the Manager has voluntarily undertaken to waive a portion of its management fee, whereby the Fund pays a fee not to exceed 0.545% of average annual net assets. The Manager can withdraw that waiver at any time. The Fund's management fee for the six months ended January 31, 2002, was an annualized rate of 0.544%.
-------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed upon per account fee.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, to 0.35% per annum, effective October 1, 2001. This undertaking may be amended or withdrawn at any time.
-------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                Aggregate        Class A      Concessions     Concessions     Concessions
                                Front-End      Front-End       on Class A      on Class B      on Class C
                            Sales Charges  Sales Charges           Shares          Shares          Shares
                               on Class A    Retained by      Advanced by     Advanced by     Advanced by
Six Months Ended                   Shares    Distributor    Distributor(1)  Distributor(1)  Distributor(1)
-----------------------------------------------------------------------------------------------------------
January 31, 2002                 $408,379        $82,146          $34,967        $386,739         $39,619

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                  Class A                         Class B                         Class C
                      Contingent Deferred             Contingent Deferred             Contingent Deferred
                            Sales Charges                   Sales Charges                   Sales Charges
Six Months Ended  Retained by Distributor         Retained by Distributor         Retained by Distributor
-----------------------------------------------------------------------------------------------------------
January 31, 2002                       $-                         $43,559                            $917

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

                34 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

-------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.15% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.15% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended January 31, 2002, payments under the Class A plan totaled $32,736, all of which were paid by the Distributor to recipients, and included $744 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
-------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended January 31, 2002, were as follows:

                                                                 Distributor's
                                               Distributor's         Aggregate
                                                   Aggregate      Unreimbursed
                                                Unreimbursed     Expenses as %
               Total Payments  Amount Retained      Expenses     of Net Assets
                   Under Plan   by Distributor    Under Plan          of Class
-------------------------------------------------------------------------------
Class B Plan          $98,791          $85,708      $832,946              2.97%
Class C Plan           21,204            8,146        79,933              0.95

                35 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

===============================================================================
5. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
     The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed-income securities.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

===============================================================================
6. Illiquid Securities
As of January 31, 2002, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of January 31, 2002, was $9,190,010, which represents 9.89% of the Fund's net assets.

                36 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

===============================================================================
7. Bank Borrowings
The Fund may borrow up to 331/3% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement, which enables it to participate with certain other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $250 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum.
     The Fund had borrowings outstanding of $2,600,000 as of January 31, 2002. For the six months ended January 31, 2002, the average monthly loan balance was $2,680,978 at an average interest rate of 2.492%. The Fund had gross borrowings and gross loan repayments of $32,300,000 and $29,700,000, respectively, during the six months ended January 31, 2002. The maximum amount of borrowings outstanding at any month-end was $11,900,000.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., 498 Seventh Avenue, New York, NY 10018

(c) Copyright 2002 OppenheimerFunds, Inc. All rights reserved.

                37 | OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS

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Ticker Symbols Class A: ORNAX Class B: ORNBX Class C: ORNCX

This Semiannual Report is for the information of shareholders of Oppenheimer Rochester National Municipals. It must be preceded or accompanied by a current Prospectus for the Fund.

All performance information provided represents past performance and is not indicative of future investment performance. The investment return and principal value of an investment in the Fund will fluctuate with market conditions, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. For material information concerning the Fund, please see the Fund's Prospectus.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

1. At times, the website or PhoneLink may be inaccessible or their transaction features may be unavailable.

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RS0795.001.0102 April 1, 2002